UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2016

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On April 13, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Unique Fabricating, Inc. (the “Company”) approved the dismissal of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm, effective immediately, and notified them of such dismissal.

Baker Tilly's report on the Company's consolidated financial statements, as of and for the fiscal years ended January 3, 2016 and January 4, 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended January 3, 2016 and January 4, 2015 and through Baker Tilly’s dismissal on April 13 2016, there were (1) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such periods, and (2) no “reportable”events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished Baker Tilly with a copy of this Form 8-K and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Baker Tilly's letter to the SEC is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Baker Tilly, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm.

During the Company's fiscal years ended January 3, 2016 and January 4, 2015 and through April 13 2016, neither the Company nor anyone acting on its behalf consulted Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In approving the selection of Deloitte as the Company's independent registered public accounting firm, the Committee considered all relevant factors, including any non-audit services previously provided by Deloitte to the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter dated April 13, 2016 from Baker Tilly

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: April 15, 2016	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter dated April 13, 2016 from Baker Tilly